UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

April 8, 2013

Date of Report (Date of earliest event reported)

ESTERLINE TECHNOLOGIES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-06357	13-2595091
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

500-108th Avenue NE, Bellevue, Washington	98004
(Address of principal executive offices)	(Zip Code)

(425) 453-9400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On April 8, 2013 Esterline Technologies Corporation (“Esterline”) entered into a Fourth Amendment to Credit Agreement with certain of its subsidiaries, Wells Fargo Bank, National Association, as Administrative Agent (“Administrative Agent”), and the lenders party thereto (“Lenders”) (the “Fourth Amendment”). The Fourth Amendment, among other things, amended the Credit Agreement dated as of March 11, 2011 among Esterline, certain of its subsidiaries, Administrative Agent and certain lenders (the “Credit Agreement”). The Credit Agreement originally provided debt financing to Esterline in the form of a revolving loan facility in an aggregate amount at any one time outstanding not to exceed $460,000,000 (including a letter of credit subfacility not to exceed $100,000,000 and swingline subfacility not to exceed $15,000,000) (the “Revolving Credit Facility”) and was amended in July 2011 to provide a €125,000,000 term loan (the “Euro Term Loan”) to one of Esterline’s indirect subsidiaries organized under the laws of England and Wales. The Fourth Amendment provides, in addition to the Revolving Credit Facility and the Euro Term Loan, a new $175,000,000 term loan (the “US Term Loan Facility”) to Esterline. The proceeds of the US Term Loan Facility were used to redeem all of Esterline’s 6.625% Senior Notes due 2017 that were outstanding as of April 9, 2013.

The terms of the Revolving Credit Facility remained substantially the same as in the Credit Agreement prior to giving effect to the Fourth Amendment. The final maturity date for the US Term Loan Facility, the Euro Term Loan and the Revolving Credit Facility is July 20, 2016. Esterline is the borrower under the US Term Loan Facility, and it is guaranteed by the existing guarantors of the Revolving Credit Facility and certain other subsidiaries of Esterline added as parties to the Fourth Amendment.

Esterline’s obligations under the US Term Loan Facility are secured by all of the collateral pledged to secure the Revolving Credit Facility.

The foregoing description of the US Term Loan Facility and Revolving Credit Facility is qualified in its entirety by reference to the Fourth Amendment, a copy of which is filed as Exhibit 10.1 to this Report, and by reference to the Credit Agreement, which is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Fourth Amendment dated as of April 8, 2013 among Esterline Technologies Corporation, the Guarantors, Wells Fargo Bank, National Association, as Administrative Agent, and the lenders and other parties thereto.

10.2	Credit Agreement dated as of March 11, 2011 among Esterline Technologies Corporation, the Guarantors, Wells Fargo Bank, National Association, as Administrative Agent, and the lenders and other parties thereto. (Incorporated by reference to Exhibit 10.1 to Esterline’s Form 8-K filed March 15, 2011 [Commission File Number 1-6357].)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESTERLINE TECHNOLOGIES CORPORATION

Dated: April 9, 2013	By:	/s/ ROBERT D. GEORGE
	Name:	Robert D. George
	Title:	Chief Financial Officer, Vice President and Corporate Development

EXHIBIT INDEX

Exhibit No.	Description

10.1	Fourth Amendment dated as of April 8, 2013 among Esterline Technologies Corporation, the Guarantors, Wells Fargo Bank, National Association, as Administrative Agent, and the lenders and other parties thereto.

10.2	Credit Agreement dated as of March 11, 2011 among Esterline Technologies Corporation, the Guarantors, Wells Fargo Bank, National Association, as Administrative Agent, and the lenders and other parties thereto. (Incorporated by reference to Exhibit 10.1 to Esterline’s Form 8-K filed March 15, 2011 [Commission File Number 1-6357].)